UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-9082

M FUND, INC.
(Exact name of registrant as specified in charter)

M Financial Plaza 1125 NW Couch Street, Suite 900 Portland, Oregon			97209
(Address of principal executive offices)			(Zip code)

JoNell Hermanson President M Fund, Inc. M Financial Plaza 1125 NW Couch Street, Suite 900 Portland, Oregon 97209
(Name and address of agent for service)

with a Copy to: Frederick R. Bellamy, Esquire Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, N.W. Washington, D.C. 20004-2404

Registrant’s telephone number, including area code:		(503) 232-6960

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2012

Item 1. Reports to Stockholders.

The annual report for the period January 1, 2012 through December 31, 2012 is filed herewith.

2

M FUND, INC.

M International Equity Fund

M Large Cap Growth Fund

M Capital Appreciation Fund

M Business Opportunity Value Fund

Annual Report
December 31, 2012

M Fund, Inc.

PRESIDENT'S LETTER

Dear Contract Owners:

We are pleased to share the financial condition of M Fund, Inc. (the "Company") as presented in the following Annual Report dated December 31, 2012. Total assets under management ended 2012 at $595.4 million.

Sub-Advisers to the portfolios, under the direction of M Financial Investment Advisers, Inc., the investment adviser to the Company, have prepared the attached discussion of results for each portfolio of the Company for the year ended December 31, 2012.

Sub-Advisers to the portfolios of the Company are: Northern Cross, LLC for the M International Equity Fund, DSM Capital Partners, LLC for the M Large Cap Growth Fund, Frontier Capital Management Company, LLC for the M Capital Appreciation Fund and Iridian Asset Management, LLC for the M Business Opportunity Value Fund.

On behalf of the Company's Board of Directors, M Financial Investment Advisers, Inc. and the Company's participating insurance carriers, we thank you for your business and remain committed to providing opportunities that add value to our investors in the upcoming year.

Sincerely,

JONELL HERMANSON

President
M Fund, Inc.

M INTERNATIONAL EQUITY FUND

Performance

For the twelve months ended December 31, 2012, the M International Equity Fund (the "Fund") had a return of 20.68% (net of fees and including reinvestment of dividends) versus 17.32% for its benchmark, the MSCI EAFE Index1.

Market Environment/Conditions

The three major items on investors' minds have been (i) the European financial crisis; (ii) the slowdown of growth in China; and (iii) the sustainability of the recovery in the US. Each of these has the potential to derail the fragile state of the world's economies. The global uncertainty regarding economic growth, or lack thereof, continues to lead markets to volatile swings based on the latest short-term news items.

During 2012 there was no clear resolution to any of these issues although central banks around the world attempted to stimulate growth. This additional liquidity in the markets did boost equity prices as the MSCI EAFE Index was up over 17% during the year. Signals from China show growth continuing to slow, which would have an impact on the rest of the world, although the new leadership will likely help to jumpstart the Chinese economy in 2013. The US is seeing signs of an upturn in real estate but unemployment remains stubbornly high and the weak recovery could stall from any minor setback. The inability of lawmakers in Washington to find a resolution to the budget crisis continued post-election and looks like it will spillover into 2013 with more "cliffs" approaching. All of this leads to uncertainty and adds to the lack of confidence in the market.

The Fund's portfolio managers continue to look for the highest quality companies and industries with characteristics that align with the long-term philosophy of Northern Cross's investment process. In the current environment, the Fund has been even more focused on dominant global companies with strong market positions and solid balance sheets that can perform well during these turbulent times. Northern Cross has reduced the Fund's exposure to European-centric companies and continues to focus on the strongest franchises with global distribution that will benefit from global growth.

Fund Review/Current Positioning

During 2012 the Fund had a very strong absolute return and also outperformed the MSCI EAFE Index by a substantial margin. The majority of the outperformance came from stock selection resulting from the bottom-up process used by Northern Cross. The UK-based spirits company Diageo along with Swiss luxury goods company Richemont and the French insurance and wealth management company AXA were the largest contributors to the performance of the Fund. The UK based oil and gas company BG Group, the Japanese camera and copier manufacturer Canon and the UK based global miner Anglo American PLC were the largest detractors.

The Fund continued to have a large underweight to stocks in Japan. This underweight was a drag to returns, but was offset by positive stock selection, which resulted in Japan being the largest country contributor to returns for the year. Stocks in the United Kingdom were the largest detractors, mostly from the mining, gas and financial stocks.

The low turnover philosophy of Northern Cross's strategy allows the Fund to continue to hold world class companies that Northern Cross believes have above average growth potential over the next three to five years. Northern Cross has a watch list of approximately 325 companies that it constantly reviews and is finding opportunities to purchase some of these high-quality, globally-dominant companies at attractive valuations as the markets have discounted their stock prices.

The high level of volatility experienced by world markets over the past year serves to underscore the importance of Northern Cross's core investment philosophy of maintaining a long-term perspective and concentrating on high-quality companies. The firm's focus has remained on companies that it considers survivors: businesses with strong balance sheets and high market shares in concentrated industries.

* This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

Northern Cross, LLC
Investment Sub-Adviser to the M International Equity Fund

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M INTERNATIONAL EQUITY FUND AND MSCI EAFE INDEX

The M International Equity Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M International Equity Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M International Equity Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

**  12/31/02 to 12/31/12

MORGAN STANLEY CAPITAL INTERNATIONAL—EUROPE, AUSTRALASIA, FAR EAST INDEX

1 MSCI EAFE Index: The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged, free float-adjusted market capitalization weighted index designed to measure equity market performance of developed markets, excluding the United States and Canada. This index often is used as a benchmark for international equity portfolios and includes dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing.

M LARGE CAP GROWTH FUND

Performance

For the twelve months ended December 31, 2012, the M Large Cap Growth Fund (the "Fund") had a return of 19.31% (net of fees and including reinvestment of dividends) versus 15.25% for its benchmark, the Russell 1000 Growth Index1.

Market Environment/Conditions

Global markets moved ahead strongly in the first quarter of 2012, buoyed by US economic reports, on-going growth in emerging markets and the funding of sovereign debt needed by European nations. Investors appeared to be less worried about macro issues than was the case over the course of most of 2011, and the equity markets seemed to be stock-driven with less of a focus on macro risks.

During the second quarter investors began to worry once again about macro factors, especially recession and financial issues in Europe, as well as a slowdown in Chinese economic growth. In contrast to the first quarter, daily optimism or pessimism about events in Europe drove the market's direction. Prospects for a European economic recovery declined as the slowdown in the peripheral countries spread to the larger nations. China, and other emerging economies, continued to show solid economic growth, albeit at a slower pace than prior years.

The US economy continued to grow in the third quarter, albeit at a sub-2% rate, which challenged the second quarter's consensus assumptions that the US would slip into recession, that a continued policy stalemate would drag on in Europe and that China would experience a "hard landing." In response to weak US economic statistics, the Federal Reserve implemented a third round of "Quantitative Easing." The European Central Bank embarked on a similar program aimed at shoring up the European financial system. The combination of these two monetary programs provided the markets with liquidity and confidence. China continued to focus on expanding domestic consumer consumption by reducing interest rates, cutting reserve ratio requirements and approving large infrastructure programs.

The fourth quarter saw President Obama win reelection with approximately 51% of the vote while control of the Senate remained with the Democrats and control of the House with the Republicans. A change of leadership took place in the People's Republic of China, where economic statistics indicated a generally stable or perhaps improving outlook with GDP growth in the 7% to 8% range. Chinese manufacturing was solid and supported increased internal consumption by both the consumer and business sectors. Most European nations were in or near recession and Eurozone industrial production and consumption remained weak.

Earnings are growing (albeit at a slower pace than recently), the market's valuation is reasonable and investors have few investment choices, given that fixed income yields are historically quite low. We believe valuations bode favorably for quality growth companies with solid balance sheets, free-cash-flow generation and mid-to-upper "teens" earnings growth.

Fund Review/Current Positioning

DSM has constructed the Fund based on slow growth in the US, faster growth in the emerging markets, and a modest recession in Europe. DSM continues to focus on investments in businesses that generate the majority of their revenue in North America and emerging markets. At this time, emerging markets account for approximately 22% of weighted portfolio revenue, with North America at approximately 58%. DSM estimates that other developed markets account for 5% of revenue, and Europe accounts for approximately 15%. While the emerging markets revenue exposure may have hurt performance in the second quarter, it contributed to third quarter and year-to-date performance.

The majority of the Fund is invested in the consumer discretionary/staples, technology, health care and industrials sectors, with smaller weightings in the energy and materials sectors. DSM has maintained its focus on industrial and technology positions, as it believes these sectors are undervalued. DSM has also invested in internet companies involved in search engines, on-line shopping, payment processing and social media. For the year, the Fund outperformed the benchmark as a result of stock selection in technology, consumer discretionary and consumer staples. The primary contributors to the Fund's performance included Apple, Visa, Monsanto, Discovery Communications and Tencent Holdings. Stock selection in the health care sector detracted from the year's performance.

DSM estimates that the weighted earnings growth of the portfolio can reach the "upper-teens" if the global economy muddles through and, in a recession, could be in the low-double-digits. The Fund is currently valued at 16.7x next-four-quarter earnings through December 2013. Additionally, the Fund remains characterized by strong balance sheets and significant free cash flow.

* This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings or asset allocation is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

DSM Capital Partners LLC
Investment Sub-Adviser to the M Large Cap Growth Fund

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M LARGE CAP GROWTH FUND AND THE RUSSELL 1000 GROWTH INDEX.

The M Large Cap Growth Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M Large Cap Growth Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M Large Cap Growth Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

**  12/31/02 to 12/31/12

RUSSELL 1000 GROWTH INDEX

1 The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

M CAPITAL APPRECIATION FUND

Performance

For the twelve months ended December 31, 2012, the M Capital Appreciation Fund (the "Fund") had a return of 17.43% (net of management fees and including reinvestment of dividends) versus 17.88% for its benchmark, the Russell 2500 Index1.

Market Environment/Conditions

A number of factors contributed to the robust advance for equities. These included continued healthy earnings growth, low inflation and coordinated global monetary easing. While markets remained volatile in response to events in Europe, China and the U.S., each seems to be showing improvement. During the fourth quarter investors became more confident about the global economy in general. Not that growth is returning strongly, but the latest economic surveys from the U.S., China and Germany suggest that some of the economic clouds could be lifting. The Fund, which has consistently remained positioned to benefit from an improving global economy, responded positively to these developments.

Fund Review/Current Positioning

Once again, small and mid-cap stocks outperformed large-cap stocks as the Russell 1000 Index increased by 16.4% for the year. This performance came despite a myriad of concerns including the U.S. fiscal cliff, European recession and fear of a Chinese "hard landing".

The majority of the Fund's outperformance for the year was attributed to positive stock selection in the Materials & Processing and Technology sectors. Within Materials & Processing, the largest individual contributor was Eagle Materials (EXP), a manufacturer and distributor of building products used in residential, industrial, commercial, and infrastructure construction in the United States. Eagle gained 130% as investors continued to realize industry tailwinds and company-specific catalysts should enable the company to substantially grow its earnings in its wallboard and cement businesses. In addition, investors are starting to better understand the company's new opportunity in frac sand which should further enable it to beat street earnings expectations. These catalysts, with the backdrop of a better housing market and the potential for larger infrastructure investments, should enable Eagle to meaningfully grow earnings over the next few years. Technology stocks in the Fund increased 14.4% while Technology stocks in the Index gained just 10.3%. This was led by Cymer (+82%) and Rogers (+35%). Cymer, a semiconductor capital equipment company that the Fund has owned for seven years, agreed to be acquired by its largest customer, ASML Holdings, for a 72% premium. Frontier reduced the position in the Fund following the acquisition announcement, but continues to hold the stock. Rogers is another long term holding and currently the Fund's second largest position. A major cost reduction program has recently led to rising earnings estimates for the company, thus benefiting its stock price.

Offsetting some of this positive stock selection was the Fund's performance in Producer Durables, where stocks in the Fund returned 11.4% compared to 18.2% in the index. Navistar International (NAV) was the main detractor. After investing heavily in a new engine technology over the past several years, Navistar was unable to meet the increased emission requirements and was left without a saleable product. While the company has enacted backup provisions, the stock suffered due to the combination of weaker-than-expected revenues with a highly levered balance sheet. Frontier eliminated the stock from the Fund due to the risk of what may be a permanent impairment to the business.

Looking forward, short-term market performance is apt to take its direction from events in Washington. Regardless of the specifics of a deal to mend the fiscal cliff, Frontier believes there will be a drag to the economy in the region of 1% of GDP. This will likely keep economic growth subdued. In such an environment, Frontier believes companies with above average earnings growth should be well rewarded. As such, Frontier remains focused on finding companies that are beneficiaries of strong secular trends, enjoy identifiable product cycles or competitive advantages that drive share gains in growth markets, and companies with the financial strength to reward investors with acquisitions, stock buybacks and dividends.

* This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings or asset allocation is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

Frontier Capital Management Co., L.L.C.
Investment Sub-Adviser to the M Capital Appreciation Fund

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M CAPITAL APPRECIATION FUND AND RUSSELL 2500 STOCK INDEX

The M Capital Appreciation Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M Capital Appreciation Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M Capital Appreciation Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

**  12/31/02 to 12/31/12

1 The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

M BUSINESS OPPORTUNITY VALUE FUND

Performance

For the twelve months ended December 31, 2012, the M Business Opportunity Value Fund (the "Fund") had a return of 17.29% (net of fees and including reinvestment of dividends) versus 17.51% for its benchmark, the Russell 1000® Value Index1.

Market Environment/Conditions

The dominant influence on debt and equity markets in the fourth quarter was the Fed's announcements in September to continue its open-ended QE3 and in December to replace Operation Twist with outright purchases of treasuries and mortgage-backed securities. The Fed has provided financial markets comfort that monetary liquidity will be forthcoming until the economy has established an unquestioned level of self-sustainability.

U.S. monetary authorities are not alone in their commitment to provide the liquidity necessary to sustain global growth. Accordingly, Iridian believes that global economic growth will continue undisturbed absent a dramatic and external shock sufficient to overwhelm the extraordinary and concerted global efforts to maintain growth. Although faced with significant structural challenges, Chinese authorities appear to have stabilized the slowdown of their economy. In Europe, efforts to delay taking difficult and potentially disruptive measures to address their troubled economies appear to have succeeded as well. While long-term solutions are elusive and the implications of such unprecedented policies are unpredictable, Iridian believes that for the near future these efforts in the U.S. and abroad should provide strong support for prices of financial instruments and place a floor on earnings for the global corporate sector.

In the United States, the more immediate concerns are the issues of sequestration, the debt limit and government funding resolutions, addressed by the legislative and executive branches in an atmosphere of high political tension. For now, the Fed continues to inject liquidity into the financial system; "zero" bound interest rates, which have prevailed for over four years, together with the unprecedented expansion of the Fed's balance sheet have created distortions to asset pricing. While the process is likely to be unpredictable, Iridian believes markets will look through the political machinations and remain largely focused on the continuation of very accommodative Federal Reserve policy for the foreseeable future.

While the cross currents of various macroeconomic indicators remain confusing, domestic and global economic growth, while sub-par, appears well entrenched and supports a positive continued earnings outlook. Equity prices will most immediately be influenced by the outlook for corporate earnings and other traditional benchmarks, which have been the cornerstone for Iridian's stock picking. Corporations are awash in cash and possess enormously liquid balance sheets. The banking system likewise has excess reserves of over $1.4 trillion and has been entirely recapitalized since the end of the financial crisis. The health of the corporate sector and financial intermediaries should provide an environment most suitable to reflecting the benefits of specific stock selection, which should allow an investor such as Iridian to distinguish itself.

Iridian continues to view the prospective (2013) "free cash flow yield" on our portfolio, which we estimate as above 7%, to be attractive relative to alternatives, especially when one considers that the putative "risk free rate" is less than 2%, or below the Fed's target for inflation.

Fund Review/Current Positioning

Relative performance was strong in January, April, October, November and December, whereas the Fund had difficulty keeping pace with its benchmark in only three calendar months (i.e., March, May and June). Relative performance was modest or relatively flat in February, July, August and September. The Fund's relative performance was aided by the: (i) zero exposure to Utilities, the benchmark's third worst performing sector, as this group returned just 8.0% over the year; (ii) modest average over-weighted exposure (6.7% vs. 6.6%) and stronger stock performance (18.7% vs. 4.2%) in Technology, the benchmark's second worst performing sector; and (iii) stronger stock performance in Materials & Processing (23.9% vs. 14.6%) and Financial Services (31.0% vs.27.9%), the second best performing sector in the benchmark for the year. On the negative side, however, relative performance was hurt by the Fund's weaker stock performance in Consumer Discretionary (18.8% vs. 35.1%) and Energy (-6.7% vs. 3.6%), the benchmark's best and worst performing sectors, respectively, for the year.

On an absolute basis, the Financial Services sector contributed the most to the Fund's performance for the year. Led by five of the top ten contributing stocks, Financial Services stocks added 7.4% to the Fund driven by the strong stock performance of J.P. Morgan Chase, Bank of America, Franklin Resources, Wells Fargo, and Citigroup, which gained 35.0%, 103.4%, 35.6%, 28.1% and 35.6%, respectively. The Fund's exposure to Materials & Processing stocks added 3.0% led by International Paper as this holding gained 39.7%. Health Care was the Fund's third best contributing sector and added 2.7% for the period led by the strong performance of Amgen and Baxter International, which gained 36.7% and 38.3%, respectively. Another strong performer included eBay (Consumer Discretionary), which gained 67.9%. On the negative side, the bottom five performing stocks detracted only 1.7% from the Fund for the year led by the weak stock performance of Occidental Petroleum and Baker Hughes (both Energy), Eaton (Producer Durables), WellPoint (Health Care), and McDonald's (Consumer Discretionary).

Heading into 2013, the Fund was over-weighted relative to the benchmark in the following sectors: Materials & Processing (14.1% vs. 4.0%); Health Care (17.8% vs. 11.5%); Technology (9.0% vs. 6.0%); and Consumer Discretionary (10.5% vs. 8.6%). The Fund had a more modest over-weighting in the Financial Services (28.0% vs. 27.8%) sector. Conversely, the Fund had significant under-weightings in the Utilities (0.0% vs. 10.0%), Energy (8.6% vs. 16.1%), Consumer Staples (4.0% vs. 6.8%), and Producer Durables (7.8% vs. 9.1%) sectors.

* This commentary may include statements that constitute "forward looking statements" under the US securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings or asset allocation is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

Iridian Asset Management LLC
Investment Sub-Adviser to M Business Opportunity Value Fund

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M BUSINESS OPPORTUNITY VALUE FUND AND THE RUSSELL 1000 VALUE INDEX.

The M Business Opportunity Value Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M Business Opportunity Value Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M Business Opportunity Value Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

*  Inception date is February 1, 2002

**  02/01/02 to 12/31/12

RUSSELL 1000 VALUE INDEX

1 The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Index is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

M International Equity Fund

SCHEDULE OF INVESTMENTS

December 31, 2012

Shares		Value (Note 1)
	COMMON STOCKS—98.0%
	Austria—1.0%
76,380	Erste Group Bank AG*	$2,428,470
	Belgium—2.6%
71,983	Anheuser-Busch InBev NV	6,268,608
	Brazil—3.3%
234,200	Banco Bradesco SA (Preference)	4,022,864
169,354	Itau Unibanco Holding SA, ADR (Preference)	2,787,567
136,400	Petroleo Brasileiro SA	1,300,380
		8,110,811
	Canada—1.4%
27,609	Potash Corp. of Saskatchewan, Inc.	1,123,567
54,847	Potash Corp. of Saskatchewan, Inc. (New York)	2,231,725
		3,355,292
	China—1.4%
2,390,000	PetroChina Co., Ltd.	3,435,411
	Denmark—3.3%
48,696	Novo Nordisk A/S	7,929,493
	France—15.1%
64,856	Accor SA	2,313,218
290,237	AXA SA	5,211,431
46,839	Cie de St-Gobain	2,011,447
59,238	Danone	3,902,134
27,134	Essilor International SA	2,736,659
61,148	JCDecaux SA	1,459,539
28,586	L'Oreal SA	3,977,525
31,243	Legrand SA	1,325,830
39,449	Pernod-Ricard SA	4,576,910
69,880	Schneider Electric SA	5,118,062
17,133	Unibail-Rodamco SE, REIT	4,154,805
		36,787,560
	Germany—7.7%
33,750	Allianz SE, Registered	4,704,647
67,996	Daimler AG, Registered	3,743,558
29,705	Linde AG	5,196,837
64,042	SAP AG	5,149,785
		18,794,827
Shares		Value (Note 1)
	Hong Kong—3.8%
226,000	Cheung Kong Holdings, Ltd.	$3,516,423
363,000	China Mobile, Ltd.	4,271,673
360,000	Hang Lung Properties, Ltd.	1,448,789
		9,236,885
	Japan—9.5%
67,400	Canon, Inc.†	2,612,406
30,200	FANUC Corp.	5,618,694
152,805	Japan Tobacco, Inc.	4,316,644
67,300	Komatsu, Ltd.	1,726,943
19,600	SMC Corp.	3,560,427
110,200	Toyota Motor Corp.	5,145,913
		22,981,027
	Malaysia—2.2%
914,700	Genting Bhd	2,765,292
857,500	Sime Darby Bhd	2,678,097
		5,443,389
	Netherlands—2.2%
20,724	Heineken NV	1,389,409
114,306	Royal Dutch Shell Plc	3,934,434
		5,323,843
	Singapore—2.3%
223,784	DBS Group Holdings, Ltd.	2,747,286
174,000	United Overseas Bank, Ltd.	2,854,302
		5,601,588
	Sweden—7.1%
240,000	Atlas Copco AB	6,655,263
144,100	Investor AB	3,785,530
254,813	Sandvik AB	4,095,290
192,788	Volvo AB	2,658,377
		17,194,460
	Switzerland—14.9%
172,574	ABB, Ltd., Registered*	3,578,757
63,286	Cie Financiere Richemont SA	4,967,667
55,714	Holcim, Ltd., Registered*	4,103,616
75,135	Nestle SA, Registered	4,902,066
77,987	Novartis AG, Registered	4,926,694
29,274	Roche Holding AG	5,918,650
10,262	Syngenta AG, Registered	4,145,707
235,793	UBS AG, Registered*	3,689,894
		36,233,051

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

Shares		Value (Note 1)
	Taiwan—1.8%
246,826	Taiwan Semiconductor Manufacturing Co., Ltd., SP ADR	$4,235,534
	United Kingdom—16.6%
77,213	Anglo American Plc	2,433,995
251,443	BG Group Plc	4,194,018
113,336	BHP Billiton Plc	3,997,755
123,086	British American Tobacco Plc	6,257,071
130,342	CRH Plc†	2,692,732
188,212	Diageo Plc	5,481,976
106,204	Imperial Tobacco Group Plc	4,117,693
2,788,496	Lloyds Banking Group Plc*	2,222,134
133,116	Pearson Plc	2,594,636
270,291	Rolls-Royce Holdings Plc*	3,876,888
142,184	Xstrata Plc	2,481,934
		40,350,832
Shares		Value (Note 1)
	United States—1.8%
130,447	Freeport-McMoRan Copper & Gold, Inc.	$4,461,287
	TOTAL COMMON STOCKS (Cost $222,350,082)	238,172,368
	PREFERRED STOCK—0.0%
	United Kingdom—0.0%
22,281,072	Rolls-Royce Holdings Plc	36,194
	TOTAL PREFERRED STOCK (Cost $35,535)	36,194
Par Amount		Yield	Maturity
	SHORT-TERM INVESTMENTS—2.2%
$1,013,450	State Street Bank and Trust Co. (Euro Time Deposit)	0.010%	01/02/2013	1,013,450
Shares
4,284,813	State Street Navigator Securities Lending Prime Portfolio (Money Market)††	0.282%		4,284,813
	TOTAL SHORT-TERM INVESTMENTS (Cost $5,298,263)			5,298,263
	TOTAL INVESTMENTS AT MARKET VALUE—100.2% (Cost $227,683,880)			243,506,825
	Liabilities in Excess of Other Assets—(0.2)%			(506,205)
	NET ASSETS—100.0%			$243,000,620

Notes to the Schedule of Investments:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

SP ADR—Sponsored American Depositary Receipt

*  Non-income producing security

†  Denotes all or a portion of security on loan (Note 1)

††  Represents collateral received from securities lending transactions

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

At December 31, 2012, industry diversification of the M International Equity Fund's investments as a percentage of net assets was as follows:

Summary of Industry Classifications	Percentage of Net Assets
Machinery	10.0%
Pharmaceuticals	7.7%
Beverages	7.3%
Commercial Banks	7.0%
Tobacco	6.1%
Metals and Mining	5.5%
Oil, Gas and Consumable Fuels	5.3%
Chemicals	5.2%
Electrical Equipment	4.1%
Insurance	4.1%
Automobiles	3.7%
Food Products	3.6%
Construction Materials	2.8%
Hotels, Restaurants & Leisure	2.1%
Software	2.1%
Textiles, Apparel and Luxury Goods	2.1%
Real Estate Management and Development	2.0%
Wireless Telecommunication Services	1.8%
Media	1.7%
Real Estate Investment Trusts (REITs)	1.7%
Semiconductors and Semiconductor Equipment	1.7%
Aerospace & Defense	1.6%
Diversified Financial Services	1.6%
Personal Products	1.6%
Capital Markets	1.5%
Health Care Equipment and Supplies	1.1%
Industrial Conglomerates	1.1%
Office Electronics	1.1%
Building Products	0.8%
Short-Term Investments	2.2%
Total	100.2%

The accompanying notes are an integral part of these financial statements.

M Large Cap Growth Fund

SCHEDULE OF INVESTMENTS

December 31, 2012

Shares		Value (Note 1)
	COMMON STOCKS—97.4%
	Aerospace & Defense—4.3%
32,700	Precision Castparts Corp.	$6,194,034
	Beverages—3.2%
97,500	SABMiller Plc, SP ADR†	4,562,025
	Biotechnology—5.8%
104,800	Celgene Corp.*	8,249,856
	Chemicals—8.9%
78,000	Ecolab, Inc.	5,608,200
74,400	Monsanto Co.	7,041,960
		12,650,160
	Computers and Peripherals—8.7%
23,125	Apple, Inc.	12,326,318
	Energy Equipment and Services—2.4%
49,100	Schlumberger, Ltd.	3,402,139
	Health Care Equipment and Supplies—3.3%
9,600	Intuitive Surgical, Inc.*	4,707,552
	Health Care Providers and Services—0.6%
7,600	DaVita HealthCare Partners, Inc.*	840,028
	Hotels, Restaurants & Leisure—8.8%
112,200	Las Vegas Sands Corp.	5,179,152
85,900	Starbucks Corp.	4,605,958
40,600	Yum! Brands, Inc.	2,695,840
		12,480,950
	Industrial Conglomerates—4.5%
302,300	General Electric Co.	6,345,277
	Internet Software and Services—12.8%
132,800	eBay, Inc.*	6,775,456
102,500	Facebook, Inc., Class A*	2,729,575
6,075	Google, Inc., Class A*	4,309,423
135,500	Tencent Holdings, Ltd., ADR	4,424,075
		18,238,529
Shares		Value (Note 1)
	IT Services—6.8%
60,100	Cognizant Technology Solutions Corp., Class A*	$4,450,405
34,450	Visa, Inc., Class A	5,221,931
		9,672,336
	Media—3.1%
69,600	Discovery Communications, Inc., Class A†,*	4,418,208
	Multiline Retail—6.1%
136,800	Dollar General Corp.*	6,031,512
41,000	Family Dollar Stores, Inc.	2,599,810
		8,631,322
	Personal Products—2.5%
58,900	Estee Lauder Cos., Inc. (The), Class A	3,525,754
	Pharmaceuticals—6.7%
71,400	Allergan, Inc.	6,549,522
32,600	Shire Plc, ADR	3,005,068
		9,554,590
	Road and Rail—3.3%
37,400	Union Pacific Corp.	4,701,928
	Specialty Retail—3.2%
108,600	TJX Cos., Inc.	4,610,070
	Trading Companies and Distributors—2.4%
16,920	WW Grainger, Inc.	3,424,100
	TOTAL COMMON STOCKS (Cost $115,973,761)	138,535,176

The accompanying notes are an integral part of these financial statements.

M Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

Par Amount		Yield	Maturity	Value (Note 1)
	SHORT-TERM INVESTMENTS—6.2%
$4,851,677	State Street Bank and Trust Co. (Euro Time Deposit)	0.010%	01/02/2013	$4,851,677
Shares
4,041,059	State Street Navigator Securities Lending Prime Portfolio (Money Market)††	0.282%		4,041,059
	TOTAL SHORT-TERM INVESTMENTS (Cost $8,892,736)			8,892,736
	TOTAL INVESTMENTS AT MARKET VALUE—103.6% (Cost $124,866,497)			147,427,912
	Liabilities in Excess of Other Assets—(3.6)%			(5,154,471)
	NET ASSETS—100.0%			$142,273,441

Notes to the Schedule of Investments:

ADR—American Depositary Receipt

SP ADR—Sponsored American Depositary Receipt

*  Non-income producing security

†  Denotes all or a portion of security on loan (Note 1)

††  Represents collateral received from securities lending transactions

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

At December 31, 2012, industry sector diversification of the M Large Cap Growth Fund's investments as a percentage of net assets was as follows:

Summary of Sector Classifications	Percentage of Net Assets
Information Technology	28.3%
Consumer Discretionary	21.2%
Health Care	16.4%
Industrials	14.5%
Materials	8.9%
Consumer Staples	5.7%
Energy	2.4%
Short-Term Investments	6.2%
Total	103.6%

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS

December 31, 2012

Shares		Value (Note 1)
	COMMON STOCKS—97.9%
	Aerospace & Defense—0.5%
50,290	Orbital Sciences Corp.*	$692,493
	Air Freight and Logistics—1.3%
31,000	Hub Group, Inc., Class A*	1,041,600
60,400	UTi Worldwide, Inc.	809,360
		1,850,960
	Airlines—4.9%
17,500	Alaska Air Group, Inc.*	754,075
98,300	JetBlue Airways Corp.†,*	561,293
219,000	United Continental Holdings, Inc.†,*	5,120,220
33,100	US Airways Group, Inc.*	446,850
		6,882,438
	Auto Components—1.0%
16,800	Autoliv, Inc.†	1,132,152
8,500	Tenneco, Inc.*	298,435
		1,430,587
	Biotechnology—1.1%
6,400	BioMarin Pharmaceutical, Inc.*	315,200
47,300	InterMune, Inc.†,*	458,337
13,800	Myriad Genetics, Inc.*	376,050
144,500	Nanosphere, Inc.†,*	416,160
		1,565,747
	Building Products—2.4%
38,400	Apogee Enterprises, Inc.	920,448
36,100	Lennox International, Inc.	1,895,972
500	Owens Corning*	18,495
14,500	Trex Co., Inc.†,*	539,835
		3,374,750
	Capital Markets—2.2%
56,500	Jefferies Group, Inc.	1,049,205
15,800	LPL Financial Holdings, Inc.	444,928
29,200	Raymond James Financial, Inc.	1,125,076
14,900	Waddell & Reed Financial, Inc., Class A	518,818
		3,138,027
	Chemicals—2.8%
20,400	Albemarle Corp.	1,267,248
26,400	Cabot Corp.	1,050,456
9,200	Celanese Corp., Series A	409,676
Shares		Value (Note 1)
	Chemicals (Continued)
21,100	FMC Corp.	$1,234,772
		3,962,152
	Commercial Banks—2.2%
286,800	CapitalSource, Inc.	2,173,944
47,130	Popular, Inc.*	979,833
		3,153,777
	Commercial Services & Supplies—1.0%
7,400	Clean Harbors, Inc.*	407,074
34,830	KAR Auction Services, Inc.	704,959
15,820	Ritchie Bros. Auctioneers, Inc.†	330,480
		1,442,513
	Communications Equipment—0.9%
16,100	ADTRAN, Inc.†	314,594
62,614	Arris Group, Inc.*	935,453
		1,250,047
	Computers and Peripherals—1.4%
21,800	Synaptics, Inc.*	653,346
32,200	Western Digital Corp.	1,368,178
		2,021,524
	Construction and Engineering—2.3%
31,500	Foster Wheeler AG*	766,080
9,900	Jacobs Engineering Group, Inc.*	421,443
30,800	Primoris Services Corp.†	463,232
56,500	Quanta Services, Inc.*	1,541,885
		3,192,640
	Construction Materials—1.9%
34,500	Eagle Materials, Inc.	2,018,250
7,000	Martin Marietta Materials, Inc.	659,960
		2,678,210
	Consumer Finance—0.3%
37,500	Green Dot Corp., Class A†,*	457,500
	Containers and Packaging—2.3%
62,000	Crown Holdings, Inc.*	2,282,220
24,400	Packaging Corp. of America	938,668
		3,220,888

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

Shares		Value (Note 1)
	Diversified Consumer Services—1.2%
70,400	K12, Inc.†,*	$1,438,976
7,800	Sotheby's†	262,236
		1,701,212
	Diversified Financial Services—0.4%
12,400	Moody's Corp.	623,968
	Diversified Telecommunication Services—2.3%
88,500	Cogent Communications Group, Inc.	2,003,640
126,800	Premiere Global Services, Inc.*	1,240,104
		3,243,744
	Electrical Equipment—2.6%
53,300	Belden, Inc.	2,397,967
9,600	Encore Wire Corp.	290,976
11,500	Hubbell, Inc., Class B	973,245
		3,662,188
	Electronic Equipment, Instruments & Components—4.6%
54,300	DTS, Inc.*	906,810
172,800	Flextronics International, Ltd.*	1,073,088
11,000	Itron, Inc.*	490,050
42,000	Jabil Circuit, Inc.	810,180
66,200	Rogers Corp.*	3,287,492
		6,567,620
	Energy Equipment and Services—2.2%
7,800	Core Laboratories NV	852,618
19,800	Dril-Quip, Inc.*	1,446,390
70,500	McDermott International, Inc.*	776,910
		3,075,918
	Health Care Equipment and Supplies—7.0%
32,200	Cooper Cos., Inc. (The)	2,977,856
137,100	Dexcom, Inc.*	1,865,931
112,600	Insulet Corp.†,*	2,389,372
76,640	MAKO Surgical Corp.†,*	986,357
66,400	Symmetry Medical, Inc.*	698,528
93,060	Syneron Medical, Ltd.*	806,830
Shares		Value (Note 1)
	Health Care Equipment and Supplies (Continued)
99,400	Unilife Corp.†,*	$225,638
		9,950,512
	Health Care Providers and Services—1.5%
21,522	Catamaran Corp.*	1,013,901
14,900	Mednax, Inc.†,*	1,184,848
		2,198,749
	Hotels, Restaurants & Leisure—0.2%
19,800	WMS Industries, Inc.†,*	346,500
	Household Durables—0.7%
21,100	Harman International Industries, Inc.	941,904
	Industrial Conglomerates—0.5%
11,300	Carlisle Cos., Inc.	663,988
	Insurance—3.1%
11,300	Everest Re Group, Ltd.	1,242,435
35,800	Fidelity National Financial, Inc.	843,090
20,000	HCC Insurance Holdings, Inc.	744,200
41,400	W. R. Berkley Corp.	1,562,436
		4,392,161
	Internet Software and Services—2.5%
14,900	Akamai Technologies, Inc.*	609,559
15,400	comScore, Inc.*	212,212
19,300	Constant Contact, Inc.†,*	274,253
26,400	IntraLinks Holdings, Inc.*	162,888
65,500	Monster Worldwide, Inc.†,*	368,110
103,040	QuinStreet, Inc.*	692,429
69,300	Responsys, Inc.*	413,028
13,100	VeriSign, Inc.*	508,542
25,170	Web.com Group, Inc.†,*	372,516
		3,613,537
	IT Services—0.9%
9,400	Global Payments, Inc.	425,820
12,500	Higher One Holdings, Inc.†,*	131,750
25,700	Verifone Systems, Inc.†,*	762,776
		1,320,346

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

Shares		Value (Note 1)
	Life Sciences Tools and Services—1.1%
900	Covance, Inc.*	$51,993
17,200	Illumina, Inc.†,*	956,148
32,200	QIAGEN NV*	584,430
		1,592,571
	Machinery—3.9%
43,700	Harsco Corp.	1,026,950
90,500	Meritor, Inc.*	428,065
17,200	Pall Corp.	1,036,472
7,400	Pentair, Ltd.	363,710
189,100	Wabash National Corp.*	1,696,227
14,500	WABCO Holdings, Inc.*	945,255
		5,496,679
	Marine—0.4%
8,700	Kirby Corp.†,*	538,443
	Media—1.9%
43,200	Imax Corp.†,*	971,136
101,300	Lions Gate Entertainment Corp.*	1,661,320
		2,632,456
	Metals and Mining—2.0%
20,700	Agnico-Eagle Mines, Ltd.	1,085,922
40,200	Allegheny Technologies, Inc.	1,220,472
53,100	Horsehead Holding Corp.*	542,151
		2,848,545
	Multiline Retail—0.4%
15,420	Dollar Tree, Inc.*	625,435
	Oil, Gas and Consumable Fuels—7.0%
104,900	Abraxas Petroleum Corp.†,*	229,731
25,700	Cabot Oil & Gas Corp.	1,278,318
62,900	Carrizo Oil & Gas, Inc.†,*	1,315,868
11,800	CONSOL Energy, Inc.	378,780
16,800	Continental Resources, Inc.*	1,234,632
26,800	InterOil Corp.†,*	1,488,204
56,000	KiOR, Inc., Class A†,*	358,960
48,300	Kodiak Oil & Gas Corp.*	427,455
203,940	Magnum Hunter Resources Corp.†,*	813,721
63,200	Rex Energy Corp.†,*	822,864
37,700	World Fuel Services Corp.†	1,552,109
		9,900,642
Shares		Value (Note 1)
	Pharmaceuticals—1.2%
8,000	Perrigo Co.	$832,240
9,400	Watson Pharmaceuticals, Inc.*	808,400
		1,640,640
	Professional Services—0.7%
108,900	RPX Corp.*	984,456
	Road and Rail—1.2%
12,100	Kansas City Southern	1,010,108
13,300	Landstar System, Inc.	697,718
		1,707,826
	Semiconductors and Semiconductor Equipment—9.9%
27,600	Altera Corp.	950,544
13,700	Cabot Microelectronics Corp.†	486,487
14,900	Cymer, Inc.*	1,347,407
102,800	Cypress Semiconductor Corp.*	1,114,352
89,100	Fairchild Semiconductor International, Inc.*	1,283,040
36,100	International Rectifier Corp.†,*	640,053
44,300	Maxim Integrated Products, Inc.	1,302,420
74,700	MEMC Electronic Materials, Inc.*	239,787
36,800	Microsemi Corp.*	774,272
73,500	Monolithic Power Systems, Inc.	1,637,580
85,900	ON Semiconductor Corp.*	605,595
12,900	Silicon Laboratories, Inc.*	539,349
49,670	Skyworks Solutions, Inc.*	1,008,301
18,000	Tessera Technologies, Inc.	295,560
77,100	TriQuint Semiconductor, Inc.*	373,164
39,700	Ultratech, Inc.*	1,480,810
		14,078,721
	Software—3.0%
26,700	Advent Software, Inc.*	570,846
44,800	Electronic Arts, Inc.*	650,944
108,634	Rovi Corp.*	1,676,223
105,900	TiVo, Inc.*	1,304,688
		4,202,701
	Specialty Retail—1.8%
69,440	Chico's FAS, Inc.	1,281,862
16,100	Rue21, Inc.†,*	457,079
31,700	Select Comfort Corp.*	829,589
		2,568,530

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

Shares		Value (Note 1)
	Textiles, Apparel and Luxury Goods—0.8%
23,200	Hanesbrands, Inc.*	$831,024
12,900	Vera Bradley, Inc.†,*	323,790
		1,154,814
	Trading Companies and Distributors—2.0%
53,574	MRC Global, Inc.*	1,488,286
18,400	Watsco, Inc.	1,378,160
		2,866,446
Shares		Value (Note 1)
	Wireless Telecommunication Services—2.4%
50,100	MetroPCS Communications, Inc.*	$497,994
188,500	NII Holdings, Inc.†,*	1,344,005
22,500	SBA Communications Corp., Class A*	1,597,950
		3,439,949
	TOTAL COMMON STOCKS (Cost $103,433,715)	138,895,454
Par Amount		Yield	Maturity
	SHORT-TERM INVESTMENTS—18.4%
$3,041,484	State Street Bank and Trust Co. (Euro Time Deposit)	0.010%	01/02/2013	3,041,484
Shares
23,048,938	State Street Navigator Securities Lending Prime Portfolio (Money Market)††	0.282%		23,048,938
	TOTAL SHORT-TERM INVESTMENTS (Cost $26,090,422)			26,090,422
	TOTAL INVESTMENTS AT MARKET VALUE—116.3% (Cost $129,524,137)			164,985,876
	Liabilities in Excess of Other Assets—(16.3)%			(23,063,025)
	NET ASSETS—100.0%			$141,922,851

Notes to the Schedule of Investments:

*  Non-income producing security

†  Denotes all or a portion of security on loan (Note 1)

††  Represents collateral received from securities lending transactions

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

At December 31, 2012, industry sector diversification of the M Capital Appreciation Fund's investments as a percentage of net assets was as follows:

Summary of Sector Classifications	Percentage of Net Assets
Industrials	23.7%
Information Technology	23.2%
Health Care	11.9%
Energy	9.2%
Materials	9.0%
Financials	8.2%
Consumer Discretionary	8.0%
Telecommunication Services	4.7%
Short-Term Investments	18.4%
Total	116.3%

The accompanying notes are an integral part of these financial statements.

M Business Opportunity Value Fund

SCHEDULE OF INVESTMENTS

December 31, 2012

Shares		Value (Note 1)
	COMMON STOCKS—99.2%
	Aerospace & Defense—2.5%
9,160	Precision Castparts Corp.	$1,735,087
	Beverages—3.3%
31,080	Coca-Cola Co. (The)	1,126,650
16,830	PepsiCo, Inc.	1,151,677
		2,278,327
	Biotechnology—2.3%
17,860	Amgen, Inc.	1,541,675
	Capital Markets—6.8%
14,020	Franklin Resources, Inc.	1,762,314
64,200	Morgan Stanley	1,227,504
35,240	State Street Corp.	1,656,632
		4,646,450
	Chemicals—5.2%
18,070	Eastman Chemical Co.	1,229,664
20,020	EI Du Pont de Nemours & Co.	900,299
13,210	Praxair, Inc.	1,445,834
		3,575,797
	Commercial Banks—4.2%
36,090	U.S. Bancorp	1,152,715
49,940	Wells Fargo & Co.	1,706,949
		2,859,664
	Commercial Services & Supplies—5.2%
35,890	ADT Corp. (The)	1,668,526
63,580	Tyco International, Ltd.	1,859,715
		3,528,241
	Communications Equipment—3.3%
40,520	Motorola Solutions, Inc.	2,256,154
	Diversified Financial Services—8.2%
121,210	Bank of America Corp.	1,406,036
25,160	Citigroup, Inc.	995,329
72,110	JPMorgan Chase & Co.	3,170,677
		5,572,042
	Energy Equipment and Services—1.9%
18,510	Schlumberger, Ltd.	1,282,558
Shares		Value (Note 1)
	Food and Staples Retailing—0.8%
7,560	Wal-Mart Stores, Inc.	$515,819
	Health Care Equipment and Supplies—1.8%
18,280	Baxter International, Inc.	1,218,545
	Health Care Providers and Services—4.7%
7,520	Laboratory Corp. of America Holdings†,*	651,382
10,400	McKesson Corp.	1,008,384
29,190	UnitedHealth Group, Inc.	1,583,266
		3,243,032
	Hotels, Restaurants & Leisure—1.2%
9,500	McDonald's Corp.	837,995
	Household Products—0.7%
5,430	Kimberly-Clark Corp.	458,455
	Industrial Conglomerates—2.6%
83,150	General Electric Co.	1,745,319
	Insurance—7.1%
56,620	American International Group, Inc.*	1,998,686
16,660	Chubb Corp.†	1,254,831
21,950	Travelers Cos., Inc. (The)	1,576,449
		4,829,966
	Internet Software and Services—3.0%
28,110	eBay, Inc.*	1,434,172
30,940	Yahoo!, Inc.*	615,706
		2,049,878
	IT Services—3.2%
6,140	International Business Machines Corp.	1,176,117
2,110	MasterCard, Inc., Class A	1,036,601
		2,212,718
	Life Sciences Tools and Services—1.4%
15,300	Thermo Fisher Scientific, Inc.	975,834
	Media—1.6%
23,510	Time Warner, Inc.	1,124,483

The accompanying notes are an integral part of these financial statements.

M Business Opportunity Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

Shares		Value (Note 1)
	Metals and Mining—1.2%
23,130	Freeport-McMoRan Copper & Gold, Inc.	$791,046
	Multiline Retail—3.1%
14,680	Kohl's Corp.†	630,946
38,080	Macy's, Inc.	1,485,882
		2,116,828
	Oil, Gas and Consumable Fuels—6.7%
17,910	Chevron Corp.	1,936,787
10,630	Devon Energy Corp.	553,185
17,300	Occidental Petroleum Corp.	1,325,353
10,720	Royal Dutch Shell Plc, ADR	759,941
		4,575,266
	Paper and Forest Products—5.1%
87,010	International Paper Co.	3,466,478
Shares		Value (Note 1)
	Pharmaceuticals—7.5%
23,240	Abbott Laboratories	$1,522,220
10,830	AbbVie, Inc.*	369,953
78,530	Pfizer, Inc.	1,969,533
7,910	Shire Plc, ADR	729,144
13,660	Teva Pharmaceutical Industries, Ltd., SP ADR	510,064
		5,100,914
	Software—3.0%
38,100	Microsoft Corp.	1,018,413
31,480	Oracle Corp.	1,048,914
		2,067,327
	Specialty Retail—1.6%
3,100	AutoZone, Inc.*	1,098,733
	TOTAL COMMON STOCKS (Cost $54,028,174)	67,704,631
Par Amount		Yield	Maturity
	SHORT-TERM INVESTMENTS—3.6%
$827,525	State Street Bank and Trust Co. (Euro Time Deposit)	0.010%	01/02/2013	827,525
Shares
1,630,652	State Street Navigator Securities Lending Prime Portfolio (Money Market)††	0.282%		1,630,652
	TOTAL SHORT-TERM INVESTMENTS (Cost $2,458,177)			2,458,177
	TOTAL INVESTMENTS AT MARKET VALUE—102.8% (Cost $56,486,351)			70,162,808
	Liabilities in Excess of Other Assets—(2.8)%			(1,935,586)
	NET ASSETS—100.0%			$68,227,222

Notes to the Schedule of Investments:

ADR—American Depositary Receipt

SP ADR—Sponsored American Depositary Receipt

*  Non-income producing security

†  Denotes all or a portion of security on loan (Note 1)

††  Represents collateral received from securities lending transactions

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M Business Opportunity Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

At December 31, 2012, industry sector diversification of the M Business Opportunity Value Fund's investments as a percentage of net assets was as follows:

Summary of Sector Classifications	Percentage of Net Assets
Financials	26.3%
Health Care	17.7%
Information Technology	12.5%
Materials	11.5%
Industrials	10.3%
Energy	8.6%
Consumer Discretionary	7.5%
Consumer Staples	4.8%
Short-Term Investments	3.6%
Total	102.8%

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2012

	M International Equity Fund	M Large Cap Growth Fund	M Capital Appreciation Fund	M Business Opportunity Value Fund
Assets:
Investments, at value (Note 1)*/**—see accompanying Schedule of Investments	$243,506,825	$147,427,912	$164,985,876	$70,162,808
Receivable from:
Securities sold	3,253,967	—	11,308	—
Capital stock subscriptions	16,654	219,178	119,747	37,961
Dividends and interest	773,944	94,895	23,927	86,857
Prepaid expenses	738	—	—	—
Total assets	247,552,128	147,741,985	165,140,858	70,287,626
Liabilities:
Payable for:
Securities purchased	—	1,296,120	4,214	378,707
Capital stock redemptions	49,147	11,225	11,772	4,896
Investment Adviser, net (Note 2)	128,062	71,290	105,573	5,646
Payable upon return of securities loaned (Note 1)	4,284,813	4,041,059	23,048,938	1,630,652
M Financial Group—compliance expense (Note 2)	5,089	2,876	2,925	1,399
Accrued expenses and other liabilities	84,397	45,974	44,585	39,104
Total liabilities	4,551,508	5,468,544	23,218,007	2,060,404
Net assets	$243,000,620	$142,273,441	$141,922,851	$68,227,222
Net assets consist of:
Paid-in capital	$374,429,785	$128,679,023	$105,554,190	$67,622,339
Undistributed (distributions in excess of) net investment income	(7,517)	540,304	—	991,059
Accumulated net realized gain (loss) on investments	(147,239,061)	(9,507,301)	906,922	(14,062,633)
Net unrealized appreciation on investments and foreign currency	15,817,413	22,561,415	35,461,739	13,676,457
Net assets	$243,000,620	$142,273,441	$141,922,851	$68,227,222
Shares outstanding#	20,996,505	7,410,986	6,069,850	5,965,949
Net asset value, offering price and redemption price per share	$11.57	$19.20	$23.38	$11.44
* Cost of investments	$227,683,880	$124,866,497	$129,524,137	$56,486,351
** Includes securities on loan with market values of	$4,064,008	$4,046,217	$22,839,509	$1,617,463

  #  The number of authorized shares with a par value of $0.001 per share, for each of the M International Equity Fund, the M Large Cap Growth Fund, the M Capital Appreciation Fund and the M Business Opportunity Value Fund is 100,000,000.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2012

	M International Equity Fund	M Large Cap Growth Fund	M Capital Appreciation Fund	M Business Opportunity Value Fund
Investment income:
Interest	$509	$187	$128	$106
Securities lending income	167,613	24,334	125,804	7,810
Dividends*	6,487,309	1,550,680	1,578,487	1,415,150
Total investment income	6,655,431	1,575,201	1,704,419	1,423,066
Expenses:
Investment advisory fee (Note 2)	1,726,852	782,310	1,274,528	429,773
Custody, fund accounting, transfer agent and administration fees	460,484	136,675	161,194	117,118
Professional fees	44,435	32,439	32,461	26,709
Printing and shareholder reporting	33,597	20,793	23,958	18,185
Directors' fees and expenses	59,716	34,576	34,748	17,136
Compliance expenses (Note 2)	21,098	10,952	12,185	5,750
Other	41,757	17,156	23,943	11,402
Total expenses	2,387,939	1,034,901	1,563,017	626,073
Less: Expenses waived/reimbursed by the Adviser (Note 2)	(44,355)	—	—	(194,069)
Net operating expenses	2,343,584	1,034,901	1,563,017	432,004
Net investment income	4,311,847	540,300	141,402	991,062
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(3,638,968)	8,675,307	10,997,867	4,241,112
Foreign currency transactions	819,228	—	—	—
Net realized gain (loss)	(2,819,740)	8,675,307	10,997,867	4,241,112
Net change in unrealized appreciation (depreciation) on:
Investments	45,532,260	10,876,726	11,259,027	5,542,948
Foreign currency and net other assets	(832,705)	—	—	—
Net change in unrealized appreciation	44,699,555	10,876,726	11,259,027	5,542,948
Net realized and unrealized gain	41,879,815	19,552,033	22,256,894	9,784,060
Net increase in net assets resulting from operations	$46,191,662	$20,092,333	$22,398,296	$10,775,122
* Net of foreign taxes withheld of:	$732,489	$4,367	$5,911	$4,982

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	M International Equity Fund		M Large Cap Growth Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (decrease) in net assets from:
Operations:
Net investment income (loss)	$4,311,847	$7,171,442	$540,300	$61,298
Net realized gain (loss) on investments and foreign currency transactions	(2,819,740)	(87,873,996)	8,675,307	7,316,886
Net change in unrealized appreciation (depreciation) on investments and foreign currency	44,699,555	45,386,138	10,876,726	(8,376,627)
Net increase (decrease) in net assets resulting from operations	46,191,662	(35,316,416)	20,092,333	(998,443)
Distributions to shareholders:
From net investment income	(4,764,158)	(8,050,030)	(61,294)	—
From net realized capital gains	—	—	—	—
Total distributions to shareholders	(4,764,158)	(8,050,030)	(61,294)	—
Fund share transactions (Note 4):
Proceeds from shares sold	28,965,580	31,709,804	43,833,222	25,559,389
Net asset value of shares issued on reinvestment of distributions	4,764,158	8,050,030	61,294	—
Cost of shares repurchased	(65,109,841)	(58,763,946)	(22,781,344)	(34,076,210)
Net increase (decrease) in net assets resulting from Fund share transactions	(31,380,103)	(19,004,112)	21,113,172	(8,516,821)
Total change in net assets	10,047,401	(62,370,558)	41,144,211	(9,515,264)
Net assets:
Beginning of year	232,953,219	295,323,777	101,129,230	110,644,494
End of year*	$243,000,620	$232,953,219	$142,273,441	$101,129,230
* Including undistributed (distributions in excess of) net investment income of:	$(7,517)	$(425,958)	$540,304	$61,298

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	M Capital Appreciation Fund		M Business Opportunity Value Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (decrease) in net assets from:
Operations:
Net investment income (loss)	$141,402	$(532,681)	$991,062	$577,381
Net realized gain (loss) on investments and foreign currency transactions	10,997,867	16,222,562	4,241,112	3,393,172
Net change in unrealized appreciation (depreciation) on investments and foreign currency	11,259,027	(26,273,100)	5,542,948	(6,817,920)
Net increase (decrease) in net assets resulting from operations	22,398,296	(10,583,219)	10,775,122	(2,847,367)
Distributions to shareholders:
From net investment income	(440,587)	—	(568,566)	(265,301)
From net realized capital gains	(8,927,116)	(15,150,000)	—	—
Total distributions to shareholders	(9,367,703)	(15,150,000)	(568,566)	(265,301)
Fund share transactions (Note 4):
Proceeds from shares sold	17,441,958	36,585,108	8,865,834	9,173,540
Net asset value of shares issued on reinvestment of distributions	9,367,703	15,150,000	568,566	265,301
Cost of shares repurchased	(30,597,843)	(49,781,871)	(16,601,839)	(19,788,489)
Net increase (decrease) in net assets resulting from Fund share transactions	(3,788,182)	1,953,237	(7,167,439)	(10,349,648)
Total change in net assets	9,242,411	(23,779,982)	3,039,117	(13,462,316)
Net assets:
Beginning of year	132,680,440	156,460,422	65,188,105	78,650,421
End of year*	$141,922,851	$132,680,440	$68,227,222	$65,188,105
* Including undistributed (distributions in excess of) net investment income of:	$—	$—	$991,059	$568,563

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M International Equity Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Net asset value, beginning of year	$9.78	$11.72	$11.57	$9.44	$18.45
Income from investment operations:
Net investment income	0.19 ‡	0.30 ‡	0.34 ‡	0.24 ‡	0.48 ‡
Net realized and unrealized gain (loss) on investments	1.83	(1.89)	0.19	2.15	(7.71)
Total from investment operations	2.02	(1.59)	0.53	2.39	(7.23)
Less distributions to shareholders:
From net investment income	(0.23)	(0.35)	(0.38)	(0.26)	(0.51)
From net realized capital gains	—	—	—	—	(1.27)
From return of capital	—	—	—	(0.00)†	—
Total distributions	(0.23)	(0.35)	(0.38)	(0.26)	(1.78)
Net asset value, end of year	$11.57	$9.78	$11.72	$11.57	$9.44
Total Return	20.68%	(13.56)%	4.61%	25.28%	(39.84)%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$243,001	$232,953	$295,324	$311,989	$274,091
Net expenses to average daily net assets	0.95%	0.93%	0.91%	0.94%	0.91%
Net investment income to average daily net assets	1.75%	2.69%	3.02%	2.33%	3.17%
Without the waiver/reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average daily net assets would have been:
Expenses	0.97%	0.95%	0.92%	0.95%	N/A
Net investment income	1.73%	2.67%	3.01%	2.32%	N/A
Portfolio turnover rate	15%	103%?	11%	9%	25%

‡  Calculation based on average shares outstanding.

†  Amount rounds to less than $0.005.

?  The increase in portfolio turnover rate during the period was primarily attributable to portfolio adjustments made in response to a change in the Fund's sub-adviser.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M Large Cap Growth Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Net asset value, beginning of year	$16.10	$16.23	$13.24	$9.70	$19.52
Income from investment operations:
Net investment income (loss)	0.08 ‡	0.01 ‡	(0.01)‡	0.05 ‡	0.07 ‡
Net realized and unrealized gain (loss) on investments	3.03	(0.14)	3.05	3.56	(9.46)
Total from investment operations	3.11	(0.13)	3.04	3.61	(9.39)
Less distributions to shareholders:
From net investment income	(0.01)	—	(0.05)	(0.07)	(0.00)†
From net realized capital gains	—	—	—	—	(0.43)
Total distributions	(0.01)	—	(0.05)	(0.07)	(0.43)
Net asset value, end of year	$19.20	$16.10	$16.23	$13.24	$9.70
Total Return	19.31%	(0.80)%	23.06%	37.40%	(48.97)%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$142,273	$101,129	$110,644	$100,153	$86,611
Net expenses to average daily net assets	0.80%	0.83%	0.83%	0.74%	0.70%
Net investment income (loss) to average daily net assets	0.42%	0.06%	(0.11)%	0.41%	0.43%
Without the waiver/reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average daily net assets would have been:
Expenses	N/A	N/A	N/A	0.83%	N/A
Net investment income	N/A	N/A	N/A	0.32%	N/A
Portfolio turnover rate	67%	78%	81%	171%	237%

‡  Calculation based on average shares outstanding.

†  Amount rounds to less than $0.005.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M Capital Appreciation Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Net asset value, beginning of year	$21.33	$25.94	$20.47	$13.78	$24.74
Income from investment operations:
Net investment income (loss)	0.02 ‡	(0.09)‡	(0.02)‡	0.05 ‡	0.01 ‡
Net realized and unrealized gain (loss) on investments	3.67	(1.77)	5.54	6.65	(10.33)
Total from investment operations	3.69	(1.86)	5.52	6.70	(10.32)
Less distributions to shareholders:
From net investment income	(0.08)	—	(0.05)	(0.01)	—
From net realized capital gains	(1.56)	(2.75)	—	—	(0.64)
Total distributions	(1.64)	(2.75)	(0.05)	(0.01)	(0.64)
Net asset value, end of year	$23.38	$21.33	$25.94	$20.47	$13.78
Total Return	17.43%	(7.22)%	27.00%	48.61%	(42.03)%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$141,923	$132,680	$156,460	$140,099	$106,784
Net expenses to average daily net assets	1.10%	1.10%	1.10%	1.13%	1.09%
Net investment income (loss) to average daily net assets	0.10%	(0.35)%	(0.09)%	0.28%	0.07%
Portfolio turnover rate	21%	35%	22%	16%	28%

‡  Calculation based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M Business Opportunity Value Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Net asset value, beginning of year	$9.84	$10.30	$9.50	$7.69	$12.11
Income from investment operations:
Net investment income	0.16 ‡	0.08 ‡	0.03 ‡	0.06 ‡	0.09 ‡
Net realized and unrealized gain (loss) on investments	1.53	(0.50)	0.84	1.82	(4.16)
Total from investment operations	1.69	(0.42)	0.87	1.88	(4.07)
Less distributions to shareholders:
From net investment income	(0.09)	(0.04)	(0.07)	(0.07)	(0.01)
From net realized capital gains	—	—	—	—	(0.34)
Total distributions	(0.09)	(0.04)	(0.07)	(0.07)	(0.35)
Net asset value, end of year	$11.44	$9.84	$10.30	$9.50	$7.69
Total Return	17.29%	(4.11)%	9.27%	24.58%	(34.48)%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$68,227	$65,188	$78,650	$89,199	$67,674
Net expenses to average daily net assets	0.64%	0.89%	0.88%	0.88%	0.88%
Net investment income to average daily net assets	1.47%	0.81%	0.34%	0.74%	0.81%
Without the waiver/reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average daily net assets would have been:
Expenses	0.93%	0.91%	0.90%	0.95%	N/A
Net investment income	1.18%	0.79%	0.32%	0.67%	N/A
Portfolio turnover rate	41%	35%	49%	58%	169%

‡  Calculation based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

M Fund, Inc. (the "Company") was incorporated in Maryland on August 11, 1995 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of December 31, 2012, the Company consisted of four separate diversified investment portfolios: M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Business Opportunity Value Fund (each singularly a "Fund" or collectively the "Funds"), each of which is, in effect, a separate mutual fund.

The Company offers shares of the Funds to certain insurance company separate accounts, which serve as the underlying funding vehicles for certain variable annuity and variable life insurance policies. These annuities and insurance policies are offered by members of M Financial Holdings Incorporated ("M Financial Group") and are issued by certain life insurance companies. Shares of the Funds may also be sold to qualified pension and retirement plans.

M International Equity Fund seeks long-term capital appreciation with a strategy of normally investing at least 80% of its total assets in equity securities of issuers located in at least three countries other than the United States, with a focus on stocks with capitalizations of $1 billion or more. M Large Cap Growth Fund seeks long-term capital appreciation with a strategy of investing primarily in equity securities, including common and preferred stocks, with capitalizations of $10 billion or more. M Capital Appreciation Fund seeks maximum capital appreciation with a strategy of investing in common stocks of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalizations of those companies found in the Russell 2500 Index. M Business Opportunity Value Fund seeks long-term capital appreciation with a strategy of investing primarily in equity securities of U.S. issuers in the large-capitalization segment of the U.S. stock market.

1.  Significant Accounting Policies

The following is a summary of significant accounting policies for the Funds. Such policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies and are consistently followed by the Funds in the preparation of the financial statements.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation

Equity securities and other similar investments traded on a recognized U.S. securities exchange are valued at the last sale price on the exchange on which the securities are traded. If no sale occurs, equity securities and other similar investments traded on a U.S. exchange are valued at the most recent bid price. Equity securities and other similar investments traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price. If no sale occurs, equity securities and other similar investments traded on NASDAQ are valued at the most recent bid price. Equity securities and other similar investments traded on a non-U.S. exchange are generally valued according to the latest closing values on that exchange prior to the close of the New York Stock Exchange. However, if an event which may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the Board of Directors may decide to value the security based on fair value. The Board of Directors has approved the use of an independent fair value service for foreign securities, which may provide a fair value price on trading days when the S&P 500 Index moves more than 1%. The

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

use of a fair value price may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund's NAV. Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation date or, if no sale occurs, at the most recent bid price. Debt securities of the Funds with a remaining maturity of sixty-one days or more will be valued on the basis of dealer-supplied quotations or by a pricing service approved by the Company's Board of Directors. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant accretion or amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. Securities for which a pricing service supplies no quotations or quotations are not deemed to be representative of market value or for which there are no readily available market quotations are valued at fair value as determined in good faith by the Pricing Committee appointed by the Board of Directors.

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is utilized to maximize the use of observable data inputs and minimize the use of unobservable data inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use to price the asset or liability, including assumptions about risk. Observable inputs are inputs that reflect the assumptions market participants would use to price the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use to price the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments;

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•  Level 3—significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments).

The valuation techniques used by the Funds to measure fair value during the year ended December 31, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

As of December 31, 2012, all of the Funds, with the exception of M International Equity Fund, had (i) all long-term investments classified as Level 1, as represented on the Schedule of Investments; and (ii) all short-term investments classified as Level 2.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

The following is a summary of the inputs used as of December 31, 2012 in valuing the M International Equity Fund investments:

Asset Valuation Input

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Austria	$—	$2,428,470	$—	$2,428,470
Belgium	—	6,268,608	—	6,268,608
Brazil	8,110,811	—	—	8,110,811
Canada	3,355,292	—	—	3,355,292
China	—	3,435,411	—	3,435,411
Denmark	—	7,929,493	—	7,929,493
France	3,902,134	32,885,426	—	36,787,560
Germany	—	18,794,827	—	18,794,827
Hong Kong	—	9,236,885	—	9,236,885
Japan	—	22,981,027	—	22,981,027
Malaysia	—	5,443,389	—	5,443,389
Netherlands	1,389,409	3,934,434	—	5,323,843
Singapore	—	5,601,588	—	5,601,588
Sweden	—	17,194,460	—	17,194,460
Switzerland	—	36,233,051	—	36,233,051
Taiwan	4,235,534	—	—	4,235,534
United Kingdom	—	40,350,832	—	40,350,832
United States	4,461,287	—	—	4,461,287
Total Common Stocks	25,454,467	212,717,901	—	238,172,368
Preferred Stock
United Kingdom	36,194	—	—	36,194
Total Preferred Stock	36,194	—	—	36,194
Short-Term Investments
Euro Time Deposit	—	1,013,450	—	1,013,450
Investments in Security Lending Collateral	—	4,284,813	—	4,284,813
Total Short-Term Investments	—	5,298,263	—	5,298,263
Total	$25,490,661	$218,016,164	$—	$243,506,825

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

	Transfers In*		Transfers Out*
	Level 1	Level 2	Level 1	Level 2
M International Equity Fund	$—	$191,042,172	$191,042,172	$—

*  The Fund(s) recognize transfers between levels that occurred at the beginning of the period, December 31, 2011.

During the period ended December 31, 2012, financial assets with a combined market value of $191,042,172 held by M International Equity Fund transferred from Level 1 to Level 2 due to these securities changing price sources in the period.

Securities Transactions, Investment Income and Expenses

Securities transactions are recorded as of the trade date. Realized gains or losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Investment income is recorded net of foreign taxes withheld where the recovery of such taxes is uncertain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Most expenses of the Company can be directly attributed to a Fund. Expenses that cannot be directly attributed are apportioned among Funds by the Company based on average net assets of each Fund.

Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, and distributes net short-term capital gains, if any, on an annual basis. Each Fund also distributes, at least annually, substantially all of the long-term capital gains in excess of available capital losses, if any, which it realizes for each taxable year. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund and timing differences, including the deferral of wash sales and the deferral of net realized capital losses recognized subsequent to October. Permanent differences relating to shareholder distributions will result in differing characterizations of distributions made by each Fund and reclassifications to paid-in capital.

Security Lending

The Funds participate in a securities lending program whereby each Fund may loan its portfolio securities in an amount up to 33 1/3% of its total assets. The Funds receive cash (U.S. currency) as collateral against the loaned securities. Such collateral is invested by the securities lending agent in a money market mutual fund that meets certain quality and diversification requirements in accordance with Rule 2a-7 under the 1940 Act. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined each day at the close of business of the Funds and any change in the amount of collateral is delivered to or paid by the Fund the next day.

The collateral received is recorded on a lending Fund's statement of assets and liabilities, along with the related obligation to return the collateral. A Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. Should the borrower of the securities fail financially, there is a risk of delay in the recovery of the securities or loss of rights in the collateral. Any dividends or interest payable by the issuers of the loaned portfolio securities, during the time that the securities are on loan, are paid to the borrowers of those securities. Dividend or interest payments that are made to borrowers of the loaned securities are reimbursed by the borrowers to the Funds. Such reimbursement amounts do not comprise qualified dividend income under the Internal Revenue Code of 1986, as amended.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to the borrower through State Street Bank and Trust Company as the securities lending agent, is the source of the Fund's securities lending income, 65% of which is paid to the Fund, 35% of which is paid to the custodian as securities lending agent.

As of December 31, 2012, the value of the securities on loan and the value of the related collateral were as follows:

	Market Value of Loaned Securities	Market Value of Collateral
M International Equity Fund	$4,064,008	$4,284,813
M Large Cap Growth Fund	4,046,217	4,041,059
M Capital Appreciation Fund	22,839,509	23,048,938
M Business Opportunity Value Fund	1,617,463	1,630,652

Federal Income Taxes

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no provision for federal income or excise tax is necessary.

The Funds did not have any unrecognized tax benefits as of December 31, 2012, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2012, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, December 2009 through December 2011. No examination of any of the Funds' tax filings is currently in progress.

2.  Advisory Fee and Other Transactions with Affiliates

The Company has entered into an investment advisory agreement (the "Advisory Agreement") with M Financial Investment Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of M Financial Group. The Advisory

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

2.  Advisory Fee and Other Transactions with Affiliates (Continued)

Agreement provides that the Funds will pay the Adviser a fee at an annual rate of the value of each Fund's average daily net assets as follows:

Fund	Total Advisory Fees
M International Equity Fund	0.70% on the first $1 billion
0.65% on amounts above $1 billion
M Large Cap Growth Fund	0.65% of the first $50 million
0.60% of the next $50 million
0.55% on amounts above $100 million
M Capital Appreciation Fund	0.90%
M Business Opportunity Value Fund*	0.65% of the first $50 million
0.60% of the next $50 million
0.55% of the next $100 million
0.50% on amounts above $200 million

*  For the period of July 1, 2012 through December 31, 2012, the Adviser waived a portion of the advisory fees payable by the M Business Opportunity Value Fund. The Adviser waived $166,424 (0.25%) of its advisory fees during that period.

The Adviser has contractually agreed to reimburse each Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a Fund's annualized average daily net assets. This agreement is effective May 1, 2012 through April 30, 2013. For the year ended December 31, 2012, the Adviser reimbursed $44,355 (0.02) and $27,645 (0.04) for the M International Equity Fund and M Business Opportunity Value Fund, respectively.

The Adviser has engaged Northern Cross, LLC, DSM Capital Partners LLC, Frontier Capital Management Company, LLC and Iridian Asset Management LLC to act as sub-advisers to provide day-to-day portfolio management for the M International Equity Fund, the M Large Cap Growth Fund, the M Capital Appreciation Fund and the M Business Opportunity Value Fund, respectively.

As compensation for their services, each sub-adviser receives a fee based on the average daily net assets of the applicable Fund at the following annual rates:

Fund	Total Sub-Advisory Fees
M International Equity Fund	0.55% on the first $1 billion
0.50% on the amounts above $1 billion
M Large Cap Growth Fund	0.50% on the first $50 million
0.45% on the next $50 million
0.40% on the amounts above $100 million
M Capital Appreciation Fund	0.75%
M Business Opportunity Value Fund*	0.50% on the first $50 million
0.45% on the next $50 million
0.40% on the next $100 million
0.35% on the amounts above $200 million

*  For the period July 1, 2012 through December 31, 2012, the Sub-Adviser for the M Business Opportunity Value Fund waived all of its sub-advisory fees payable by the Adviser.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

2.  Advisory Fee and Other Transactions with Affiliates (Continued)

The sub-advisory fees are paid by the Adviser out of the investment advisory fees disclosed above.

M Holdings Securities, Inc. acts as distributor (the "Distributor") for each of the Funds. The Distributor is a wholly-owned subsidiary of M Financial Group. No fees are due the Distributor for its services.

The Company pays no compensation to its officers, other than the Chief Compliance Officer ("CCO"). The Company pays each interested Director $1,500 per meeting attended. The Company pays each non-interested Director $20,000 per annum plus $1,500 per meeting attended with an additional $1,500 per audit committee meeting attended. The Chairman and Audit Committee Chair receive an additional $10,000 annually. CCO compensation is paid to M Financial Group pursuant to an employee leasing agreement between the Company and M Financial Group and is included under compliance expenses on the Funds' Statements of Operations.

3.  Purchases and Sales of Securities

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2012, were as follows:

	Non-U.S. Government Securities
	Purchases	Sales
M International Equity Fund	$35,572,942	$65,226,343
M Large Cap Growth Fund	103,666,630	84,766,314
M Capital Appreciation Fund	29,080,672	45,028,548
M Business Opportunity Value Fund	27,522,429	34,709,984

4.  Common Stock

Changes in the capital shares outstanding were as follows:

	M International Equity Fund		M Large Cap Growth Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Shares sold	2,711,743	2,842,703	2,371,994	1,578,566
Shares repurchased	(5,949,513)	(5,049,215)	(1,243,934)	(2,116,192)
Distributions reinvested	418,836	824,580	3,491	—
Net increase (decrease)	(2,818,934)	(1,381,932)	1,131,551	(537,626)
Fund shares:
Beginning of year	23,815,439	25,197,371	6,279,435	6,817,061
End of year	20,996,505	23,815,439	7,410,986	6,279,435

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

4.  Common Stock (Continued)

	M Capital Appreciation Fund		M Business Opportunity Value Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Shares sold	751,094	1,436,186	837,853	902,736
Shares repurchased	(1,308,291)	(1,954,168)	(1,552,030)	(1,941,128)
Distributions reinvested	406,411	707,283	55,961	25,732
Net increase (decrease)	(150,786)	189,301	(658,216)	(1,012,660)
Fund shares:
Beginning of year	6,220,636	6,031,335	6,624,165	7,636,825
End of year	6,069,850	6,220,636	5,965,949	6,624,165

5.  Financial Instruments

M International Equity Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to market risks, such as forward foreign currency exchange rates. These financial instruments are limited to forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investments the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered.

Foreign Investments and Foreign Currency

Each of the Funds may invest in securities of companies that are organized under the laws of a foreign country and (i) are unlisted or listed primarily on a non-U.S. exchange; or (ii) are listed on a U.S. exchange or over-the-counter as a sponsored or unsponsored American Depositary Receipt ("foreign issuers"). M International Equity Fund may also invest in non-U.S. dollar denominated securities and securities of foreign issuers represented by European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs"). The value of all assets and liabilities expressed in foreign currencies are translated into U.S. dollars at the exchange rates captured as of twelve noon Eastern Time each business day other than market holidays or early closures. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions. Net realized foreign currency gains and losses result from changes in exchange rates, including foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gains and losses on investment transactions. M International Equity Fund does not isolate that portion of the results for changes in foreign currency exchange rates from the fluctuations arising from changes in market prices of securities held at year end.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

5.  Financial Instruments (Continued)

Investments in non-U.S. dollar denominated securities or in the securities of foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange, and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures for such securities may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the Funds, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Because investment in foreign issuers will usually involve currencies of foreign countries, and because the Funds may be exposed to currency exposure independent of their securities positions, the value of the assets of the Funds invested in foreign issuers as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. To the extent that a Fund's assets consist of investments denominated in a particular currency, the Fund's exposure to adverse developments affecting the value of such currency will increase.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Forward Foreign Currency Contracts

M International Equity Fund may enter into forward foreign currency exchange contracts for hedging purposes in an attempt to protect against anticipated changes in future foreign currency exchange rates in connection with settling trades. M Large Cap Growth Fund, M Capital Appreciation Fund and M Business Opportunity Value Fund cannot invest in these types of transactions. A forward foreign currency exchange contract involves an obligation to

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

5.  Financial Instruments (Continued)

purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The market in forward foreign currency exchange contracts offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. At the maturity of a forward contract M International Equity Fund may either (i) accept or make delivery of the currency specified in the contract or (ii) at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.

Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by M International Equity Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at settlement date.

While M International Equity Fund may benefit from forward foreign currency contracts, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between M International Equity Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent it from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive M International Equity Fund of unrealized profits, transaction costs or expected benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. M International Equity Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Sub-Adviser.

At December 31, 2012, no forward foreign currency contracts were held.

Quantitative Disclosure of Derivative Holdings

The following tables show additional disclosures about M International Equity Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions and performance. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2012 is as follows:

Realized Gain (Loss)

	Statements of Operations	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net realized gain (loss) on foreign currency transactions	$233	$233

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

5.  Financial Instruments (Continued)

Change in Unrealized Appreciation (Depreciation)

	Statements of Operations	Foreign Exchange Risk	Total
Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency and net other assets	$(829,243)	$(829,243)

6.  Beneficial Interest

Shares of the Funds are owned by insurance companies as depositors of separate accounts that are used primarily to fund variable annuity contracts and variable life insurance contracts. As of December 31, 2012, John Hancock Variable Life Insurance Co., Pacific Life Insurance Co., Pruco Life Insurance Co. of Arizona, ING-Security Life of Denver, Lincoln National Life Insurance Co., New York Life Insurance Co., Nationwide Financial Services, Inc., Sun Life Insurance Co. and TIAA-CREF Life Insurance Co. through their separate accounts, the separate accounts of their subsidiaries, as well as M Financial Holdings Incorporated through direct ownership of seed money and general investment shares, owned all shares of the Funds. John Hancock Variable Life Insurance Co. and Pacific Life Insurance Co. may each be deemed a control person of certain Funds in which their separate accounts hold more than 25% of the shares of such Funds.

As of December 31, 2012 the ownership of each Fund was as follows:

	Percentage of Ownership
	M Financial Holdings, Inc.	John Hancock Variable Life Insurance Co.		Pacific Life Insurance Co.	Pruco Life Insurance Co. of Arizona	ING-Security Life of Denver
M International Equity Fund	0.8%	36.3%		36.7%	16.6%	5.8%
M Large Cap Growth Fund	2.0%	46.8%		36.9%	6.4%	2.8%
M Capital Appreciation Fund	1.1%	43.0%		45.3%	1.9%	4.3%
M Business Opportunity Value Fund	3.1%	35.2%		47.4%	4.3%	2.8%
	Percentage of Ownership
	Lincoln National Life Insurance Co.	New York Life Insurance Co.		Nationwide Financial Services, Inc.	Sun Life Insurance Co.	TIAA-CREF Life Insurance Co.
M International Equity Fund	2.1%	0.0	%(1)	0.2%	1.4%	0.0	%(1)
M Large Cap Growth Fund	2.7%	—%		0.4%	2.0%	0.0	%(1)
M Capital Appreciation Fund	2.5%	0.0	%(1)	0.3%	1.7%	0.0	%(1)
M Business Opportunity Value Fund	4.9%	—%		0.5%	1.8%	0.0	%(1)

(1)  Amount rounds to less than 0.05%.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

7.  Tax Information

At December 31, 2012, aggregated gross unrealized appreciation for investment securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for investment securities in which there is an excess of tax cost over value were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Tax Basis Net Unrealized Appreciation/ Depreciation
M International Equity Fund	$228,859,277	$25,661,863	$(11,014,315)	$14,647,548
M Large Cap Growth Fund	125,200,423	22,815,315	(587,826)	22,227,489
M Capital Appreciation Fund	130,945,990	42,879,861	(8,839,975)	34,039,886
M Business Opportunity Value Fund	57,706,222	13,222,512	(765,926)	12,456,586

The tax character of distributions paid during 2012 and 2011 was as follows:

	Year Ended December 31, 2012 Amount	Year Ended December 31, 2011 Amount
M International Equity Fund
Distributions paid from:
Ordinary Income	$4,764,158	$8,050,030
M Large Cap Growth Fund
Distributions paid from:
Ordinary Income	$61,294	$—
M Capital Appreciation Fund
Distributions paid from:
Ordinary Income	$1,080,565	$125,698
Long-Term Capital Gain	8,287,138	15,024,302
Total Distributions	$9,367,703	$15,150,000
M Business Opportunity Value Fund
Distributions paid from:
Ordinary Income	$568,566	$265,301

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

7.  Tax Information (Continued)

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital Loss Carryforwards	Deferred Post October Losses	Unrealized Appreciation/ Depreciation	Total Distributable Earnings
M International Equity Fund	$1,071,023	$—	$(147,139,899)	$—	$14,639,711	$(131,429,165)
M Large Cap Growth Fund	540,304	—	(9,173,375)	—	22,227,489	13,594,418
M Capital Appreciation Fund	—	2,328,775	—	—	34,039,886	36,368,661
M Business Opportunity Value Fund	991,059	—	(12,842,762)	—	12,456,586	604,883

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expirations dates, whichever occurs first. At December 31, 2012, M International Equity Fund had available, for federal tax purposes, unused short-term capital losses of $43,583,941 and $10,383,578, expiring on December 31, 2017 and 2018, respectively. In addition, M International Equity Fund had unused short-term capital losses of $5,362,455 and unused long-term capital losses of $87,809,925 permitted to be carried for an unlimited period. M Large Cap Growth Fund had available, for federal tax purposes, unused short-term capital losses of $2,082,948 and $7,090,427, expiring on December 31, 2016 and 2017, respectively. M Business Opportunity Value Fund had available, for federal tax purposes, unused capital losses of $3,481,984 and $9,360,778, expiring on December 31, 2016 and 2017, respectively.

The following Fund(s) utilized capital loss carryforwards during the year ended December 31, 2012:

Capital Losses
M International Equity Fund	$—
M Large Cap Growth Fund	8,768,379
M Capital Appreciation Fund	—
M Business Opportunity Value Fund	3,656,241

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassification.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

7.  Tax Information (Continued)

During the year ended December 31, 2012, the Funds reclassified for book purposes, amounts arising from permanent book/tax difference primarily relating to realized foreign currency gains and losses, return of capital distributions from non-REIT securities, capital gain distributions from REITs, passive foreign investment company gains and losses and distribution re-designation.

Permanent differences incurred during the year ended December 31, 2012, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share:

	Undistributed Net Investment Income (Loss)	Undistributed (Accumulated) Net Realized Gain (Loss)	Paid-in Capital
M International Equity Fund	$870,752	$(870,752)	$—
M Large Cap Growth Fund	—	—	—
M Capital Appreciation Fund	299,185	(299,185)	—
M Business Opportunity Value Fund	—	—	—

8.  Disclosure of Certain Commitments and Contingencies

In the normal course of business, the Company may enter into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The maximum exposure to the Company under these arrangements is unknown, as it involves future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company believes that the current risk of loss is remote.

9.  Subsequent Events

The Funds have evaluated subsequent events through the date of issuance of the Funds' financial statements and have determined there is no impact to the Funds' financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of M Fund, Inc.
and the Shareholders of the
M International Equity Fund,
M Large Cap Growth Fund,
M Capital Appreciation Fund and
M Business Opportunity Value Fund

We have audited the accompanying statements of assets and liabilities of the M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Business Opportunity Value Fund, each a series of shares of M Fund, Inc., including the schedules of investments, as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Business Opportunity Value Fund as of December 31, 2012, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP
Philadelphia, Pennsylvania
February 21, 2013

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited)

Directors' and Officers' Tables

Interested Directors:

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Peter W. Mullin(1) 1125 NW Couch St. Suite 900 Portland, OR 97209 71	Director	Indefinite Seventeen Years	Chairman Emeritus, MullinTBG, Inc. (insurance agency)	4	Avery Dennison, Mrs. Fields Original Cookies, Inc.
Lawton M. Nease(1) 1125 NW Couch St. Suite 900 Portland, OR 97209 69	Director	Indefinite Three Years	President, Nease, Lagana Eden & Culley (life insurance advisory firm)	4	NLEC

  There is no family relationship between any of the Directors or Officers of the Company.

(1)  Mr. Mullin and Mr. Nease are deemed to be Interested Persons as defined by the 1940 Act, because they own 21.4% and 2.1%, respectively, of M Financial Group, which controls the Adviser. Mr. Nease is also deemed to be an Interested Person because he is a Director of the Adviser.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Directors' and Officers' Tables (Continued)

Independent Directors:

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Gerald Bidwell 1125 NW Couch St., Suite 900 Portland, OR 97209 70	Director and Chairman of the Board	Indefinite Seventeen Years	Retired. Through 2003, President and Chief Executive Officer, Bidwell & Co. (discount brokerage firm).	4	N/A
Neil E. Goldschmidt 1125 NW Couch St., Suite 900 Portland, OR 97209 72	Director	Indefinite Seventeen Years	Retired. Through 2005, President, Neil Goldschmidt, Inc. (law firm).	4	N/A
Bruce W. Madding 1125 NW Couch St., Suite 900 Portland, OR 97209 61	Director and Audit Committee Chairman	Indefinite Five Years	CEO and CIO, C.M. Capital Corp from February 2011 to present; President, C.M. Capital Corp from July 2010 to February 2011; Senior Vice President, Chief Financial Officer and Chief Investment Officer for the Henry J. Kaiser Family Foundation from 1988 to June 2010.	4	N/A
Wayne Pierson 1125 NW Couch St., Suite 900 Portland, OR 97209 62	Director	Indefinite Less than one year	Chief Financial Officer, Chief Investment Officer, Meyer Memorial Trust from June 1982 to present (private foundation); President and Director, Acorn Investors LLC from August 2004 to present (investment holding company); Principal Clifford Capital Partners LLC from April 2010 to present (investment manager).	4	Director, Oaktree Capital Group from November 2007 to present (investment manager).

  There is no family relationship between any of the Directors or Officers of the Company.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Directors' and Officers' Tables (Continued)

Principal Officers who are not Directors:

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupations During Past 5 Years
Shannon Hartwell 1125 NW Couch St., Suite 900 Portland, OR 97209 42	Chief Compliance Officer	One Year Seven Years	Chief Compliance Officer of M Financial Asset Management, Inc., 2011-present; Chief Compliance Officer, M Financial Investment Advisers, Inc., 2006-present.
JoNell Hermanson 1125 NW Couch Street, Suite 900 Portland, OR 97209 53	President	One Year Six Years*

President, M Financial Investment Advisers, Inc., February 2010-present; President of M Financial Wealth Partners, Inc., and M Financial Assets Management, Inc. 2008-present; Vice President of M Financial Group, Inc., 2004-present.

David Lees 1125 NW Couch St., Suite 900 Portland, OR 97209 47	Secretary and Treasurer	One year Six Years	Accounting Director, M Financial Group, 2007-present; Secretary and Treasurer, 2007-present, M Financial Investment Advisers, Inc.

  There is no family relationship between any of the Directors or Officers of the Company.

*  Includes Ms. Hermanson's previous service as Chief Compliance Officer of the Company from 2005-2006 and her service as Vice President from 2009-2010.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Quarterly Form N-Q Portfolio Schedule

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Company's Form N-Q will be available on the Company's website at www.mfin.com and on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the Company's proxy voting policies and procedures and the Company's proxy voting record for the most recent twelve-month period ending June 30 are available (1) without charge, upon request, by calling the Company toll-free at 1-888-736-2878; and (2) on Form N-PX on the SEC's website at www.sec.gov.

Tax Disclosures

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2012 qualified for the dividends received deduction as follows.

Fund	Dividend Received Deduction
M Large Cap Growth Fund	100%
M Capital Appreciation Fund	100%
M Business Opportunity Value Fund	100%

Pursuant to Internal Revenue Section 852(b), M Capital Appreciation Fund paid $8,287,138, which have been designated as capital gains distributions for the fiscal year ended December 31, 2012.

M International Equity Fund

In accordance with federal tax law, the Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign securities. Accordingly, the Fund made the following designations regarding its fiscal year ended December 31, 2012:

•  the total amount of foreign taxes creditable was $261,898

•  the total amount of income sourced from foreign countries was $2,926,929

M Fund, Inc.

HYPOTHETICAL EXPENSE EXAMPLE (Unaudited)

As an indirect shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only. As an indirect shareholder of a Fund, you do not incur any transactional costs, such as sales charges (loads), redemption fees or exchange fees. However, you do incur such transactional costs, as well as other fees and charges as an owner of a variable annuity contract or variable life insurance policy. If these transactional and other insurance company fees and charges were included, your costs would have been higher. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different variable annuities or variable life insurance policies.

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During Period* (July 1, 2012 to December 31, 2012)
M International Equity Fund
Actual	$1,000.00	$1,139.50	0.95%	$5.11
Hypothetical (5% return before expenses)	1,000.00	1,020.40	0.95%	4.82
M Large Cap Growth Fund
Actual	1,000.00	1,065.50	0.80%	4.15
Hypothetical (5% return before expenses)	1,000.00	1,021.10	0.80%	4.06
M Capital Appreciation Fund
Actual	1,000.00	1,079.50	1.10%	5.75
Hypothetical (5% return before expenses)	1,000.00	1,019.60	1.10%	5.58

M Fund, Inc.

HYPOTHETICAL EXPENSE EXAMPLE (Unaudited) (Continued)

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During Period* (July 1, 2012 to December 31, 2012)
M Business Opportunity Value Fund
Actual	$1,000.00	$1,099.00	0.41%	$2.16
Hypothetical (5% return before expenses)	1,000.00	1,023.10	0.41%	2.09

*  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

Item 2. Code of Ethics.

As of December 31, 2012, the Registrant has adopted a code of ethics that applies to the Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial and Accounting Officer. For the year ended December 31, 2012, there were no amendments to a provision of its code of ethics, nor were there any waivers (including implicit waivers) granted from a provision of the code of ethics. A copy of its code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has two audit committee financial experts serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Bruce Madding and Wayne Pierson, who are “independent” as defined in Item 3 of Form N-CSR. Mr. Madding serves as the Chairman of the Registrant’s audit committee.

Item 4. Principal Accountant Fees and Services.

BBD, LLP served as the principal accountant for the Registrant for the fiscal years ended December 31, 2011 and December 31, 2012.

(a)                                 AUDIT FEES: The aggregate fees billed for professional services rendered by its principal accountant, BBD, LLP for the audit of the Registrant’s annual financial statements for the fiscal years ended December 31, 2011 and December 31, 2012 were $78,500 and $80,500, respectively.

(b)                                 AUDIT RELATED FEES: No such fees were billed to the Registrant by BBD, LLP for the fiscal years ended December 31, 2011 and December 31, 2012.

(c)                                  TAX FEES: The aggregate fees billed for professional services rendered by BBD, LLP for tax compliance, tax advice, and tax planning for the fiscal years ended December 31, 2011 and December 31, 2012 were $10,500 and $10,500, respectively. Such services included the review of the Fund’s tax and excise returns.

(d)                                 ALL OTHER FEES:  No such fees were billed to the Registrant by BBD, LLP for the fiscal years ended December 31, 2011 and December 31, 2012.

(e)                                  (1)The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2)The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable

(c) 100%

(d) Not applicable

(f)                                   Not applicable.

(g)                                  The aggregate fees billed by the Registrant’s principal accountant, BBD, LLP, for non-audit services rendered to the Registrant, the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2011 and December 31, 2012 were $10,500 and $10,500, respectively.

(h)                                 Not applicable.

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Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)         A schedule of investments is contained in the Registrant’s annual report, which is attached to this report in response to Item 1.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) (the “1940 Act”) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (the “1934 Act”) as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics as described in Item 2 is attached hereto as Exhibit 12(a)(1).

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 12(a)(2).

(a)(3)  Not applicable to this filing.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under

4

the Securities Exchange Act of 1934 (17 CFR 240.13a – 14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 12(b).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

M Fund, Inc.

By:	/s/JoNell Hermanson
JoNell Hermanson
President/Principal Executive Officer

Date: February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/JoNell Hermanson
JoNell Hermanson
President/Principal Executive Officer

Date: February 28, 2013

By:	/s/David Lees
David Lees
Treasurer/Principal Financial
and Accounting Officer

Date: February 28, 2013

6